                                                                    Exhibit 10.F

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                               SECURITY AGREEMENT

                           DATED AS OF APRIL 30, 1997

                                 BY AND BETWEEN


                      HANOVER MARRIOTT LIMITED PARTNERSHIP


                                      AND


                           HOST MARRIOTT CORPORATION





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

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
1. SECURITY INTEREST............................................................................. 1

   1.1. Collateral............................................................................... 1

   1.2. Financing Statements..................................................................... 3

   1.3. Injury to Collateral..................................................................... 3

2. REPRESENTATIONS AND WARRANTIES OF THE DEBTOR.................................................. 3

   2.1. Title to Collateral...................................................................... 3

   2.2. Perfected Security Interest.............................................................. 3

   2.3. Bankruptcy Matters....................................................................... 3

   2.4. Representations and Warranties under the Loan Agreement.................................. 4

3. COVENANTS OF THE DEBTOR....................................................................... 4

   3.1. General Covenants Relating to Collateral................................................. 4

        3.1.1. Collateral........................................................................ 4

        3.1.2. No Change in Places of Business or Collateral..................................... 4

        3.1.3. No Impairment..................................................................... 4

   3.2. Affirmative Covenants.................................................................... 5

        3.2.1. Insurance......................................................................... 5

        3.2.2. Performance of Contractual Obligations............................................ 5

   3.3. Negative Covenants....................................................................... 5

        3.3.1. Encumbrances...................................................................... 5

        3.3.2. Sale of Assets.................................................................... 5

        3.3.3. Other Agreements.................................................................. 5

4. EVENTS OF DEFAULT............................................................................. 6

   4.1. Representations and Warranties........................................................... 6

   4.2. Material Breach of Covenant.............................................................. 6

   4.3. Event of Default Under the Loan Agreement or other Loan Documents........................ 6

5. RIGHTS AND REMEDIES OF SECURED PARTY.......................................................... 6

   5.1. Miscellaneous Rights of the Secured Party................................................ 6

   5.2. Right of the Secured Party to Take Possession and Foreclose.............................. 7

   5.3. Right of the Secured Party to Collect and Service Accounts............................... 8

   5.4. Right of the Secured Party to Use and Operate Collateral................................. 8

   5.5. Application of Proceeds.................................................................. 8

   5.6. Right of the Secured Party to Appoint Receiver........................................... 9

   5.7. Remedies Cumulative...................................................................... 9

   5.8. Waiver of Rights......................................................................... 9

6. SENIOR LOAN................................................................................... 9

   6.1. Execution of Senior Loan................................................................. 9

   6.2. Execution of Subordination Agreement..................................................... 9

7. MISCELLANEOUS PROVISIONS...................................................................... 10

   7.1. Additional Actions and Documents......................................................... 10

   7.2. Expenses................................................................................. 10

   7.3. Notices.................................................................................. 10

   7.4. WAIVER OF RIGHT TO JUDICIAL HEARING; JURY................................................ 11

   7.5. Release and Satisfaction................................................................. 11

   7.6. Benefit.................................................................................. 11

   7.7. Modification; Discharge; and Waiver...................................................... 12

   7.8. Pronouns................................................................................. 12

   7.9. Headings................................................................................. 12

   7.10. Governing Law........................................................................... 12

   7.11. Filing.................................................................................. 12

8. DEFINITIONS................................................................................... 12

   8.1. Defined Terms............................................................................ 12

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "SECURITY AGREEMENT") is entered into as of April 30, 1997 by and between Hanover Marriott Limited Partnership, a Delaware limited partnership with its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "DEBTOR"), and Host Marriott Corporation, a Delaware corporation with its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "SECURED PARTY").

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, the Secured Party and the Debtor have entered into that certain Loan Agreement dated as of April 30, 1997 (the "LOAN AGREEMENT"), providing for a loan (the "LOAN") from the Secured Party to the Debtor in the amount of up to Eleven Million Seven Hundred Thousand and No/100 Dollars ($11,700,000.00) (subject to reduction as set forth therein);

         WHEREAS, the Debtor has made and delivered to the order of the Secured Party that certain Mortgage Note, in the face amount of the Loan ("MORTGAGE NOTE"), which is to be secured by, among other things, a lien on and security in the Hanover Marriott Hotel, Whippany, New Jersey (the "HOTEL") and all assets related thereto;

         WHEREAS, in order to further secure the full and timely payment by the Debtor of the Loan, and all amounts due under or in connection with the Loan Agreement and any other Loan Documents (as defined in the Loan Agreement), the Debtor has agreed to grant to the Secured Party, among other things, a security interest in the Collateral (as defined herein).

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows (and all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in, or shall have the meanings incorporated by reference to other documents in, SECTION 8 hereof):

1.       SECURITY INTEREST


         1.1.  COLLATERAL

              As security for the due and punctual payment and performance by the Debtor of each and every obligation, agreement, and covenant of the Debtor to the Secured Party, including, without limitation, the payment when due of the full amount of the Loan, together with interest thereon, the payment of all other amounts from time to time owing under the Loan Documents, and the full performance of all obligations of the Debtor under the Loan Documents (collectively the "SECURED OBLIGATIONS"), the Debtor hereby assigns, pledges and grants to the Secured Party a security interest in and lien on, in addition to and together with the interests granted under the Mortgage and any other documents securing the Loan (collectively, the "SECURITY DOCUMENTS"), all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "COLLATERAL"):

              (1) All personal property of whatever kind or nature whatsoever used or useful in the operation of the Hotel, or in any way related to the land on which the Hotel is located, the Hotel or any other improvements on such land, whether located on, affixed to, or attached to such land or improvements or otherwise related thereto or arising therefrom, and whether tangible or intangible, direct or indirect, fully matured or contingent, and all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing, including, without limitation, any items that now are or hereafter become attached or affixed to the Land or the Improvements in such a way as to constitute them "fixtures" under applicable law (the "FIXTURES").

              (2) Any and all additions and accessions to the foregoing, and all proceeds thereof, including, without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, all Awards and other payments as a result of any Taking, all insurance proceeds, and all proceeds of the Title Insurance Policy, together with all amounts received by the Secured Party, or due to the Secured Party, pursuant to the Mortgage or other Loan Documents;

              (3) All real estate tax refunds and credits and all awards or payments, including interest on any of them, and the right to receive the same, which the Debtor may have, which may be made with respect to the Collateral, whether from a Taking thereof or for any other injury to, decrease in the value of, or other occurrence affecting the Collateral;

              (4) All "accounts" (as defined in the U.C.C.), all accounts receivable, and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable, accruing or arising out of, or with respect to, the Collateral, including, without limitation, all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities at the Hotel, all room rents related to the overnight occupancy of guests at the Hotel, all banquet, conference or other room rentals, fees or consideration of any sort, all vending machine receipts and all telephone revenues, all revenue from the sale of food, beverages, laundry services or any other services provided to guests at the Hotel, all credit card receipts, all other revenues derived from or generated at the Hotel and all deposits of money as advance rent, for security, or as earnest money or as a down payment or deposit for the purchase of all or any part of the Collateral or for the reservation of rooms or other facilities in the Hotel (collectively, the "RENT AND REVENUES"), and the Debtor does hereby transfer and assign to the Secured Party all present and future leases and subleases, and other agreements relating to the ownership of any Collateral or to the occupancy or use of all or any portion of any Property (collectively, the "LEASES AND CONTRACTS") and all Rents and Revenues derived by the Debtor therefrom and the right to apply such Rents and Revenues to the payment of the Mortgage Note and the other Secured Obligations, together with the security deposits or other payments or instruments delivered as security under such Leases and Contracts; provided, however, that the Secured Party
                                 --------  -------
hereby grants to the Debtor the right to collect and receive the Rents and Revenues as they become due unless and until an Event of Default has occurred and is continuing; and provided further, that the existence of such right to
                       -------- -------
collect and receive Rents and Revenues shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Debtor, and any such subsequent assignment shall be subject to the rights of the Secured Party hereunder and of the Secured Party under the other Security Documents;

              (5) All "general intangibles" (as defined in the U.C.C.), including, without limitation, to the extent assignable, all rights relating to design, development, operation, and use of any Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, licenses and consents, all construction, service, and similar contracts, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials and performance bonds or warranties or guarantees relating to any Property, all rights in bank accounts and any investments of Rents and Revenues, all rights of the Debtor in, to and under the Debtor's contracts, and all rights to trademarks and other intellectual property;

              (6) All "goods," "documents," "instruments," "securities," "inventory," "equipment," and "chattel paper" (as such are defined in the U.C.C.);

              (7) All extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, all or any portion of the foregoing; and

              (8) To the extent not otherwise included in any of the foregoing classes or categories of personal property, all proceeds (including, without limitation, all proceeds as defined in the U.C.C. and all cash and non-cash proceeds as referred to in (S) 552 of the United States Bankruptcy Code), products, offspring and profits of or from any of the foregoing.

         1.2.     FINANCING STATEMENTS

              The Debtor shall execute all financing statements, continuation statements, assignments, certificates, and other documents and instruments with respect to the Collateral pursuant to the U.C.C. and otherwise as may be necessary or reasonably requested by the Secured Party to perfect or from time to time to publish notice of, continue or renew the security interests granted hereby, in each case in form satisfactory to the Secured Party, and the Debtor will pay the cost of filing the same in all public offices where filing is necessary or reasonably requested by the Secured Party and will pay any and all recording, transfer or filing taxes that may be due in connection with any such filing. The Debtor grants the Secured Party the right, at any time and at the Secured Party's option, and at the Debtor's expense, to file any or all such financing statements, continuation statements, and other documents pursuant to the U.C.C. and otherwise as the Secured Party reasonably may deem necessary or desirable.

         1.3.     INJURY TO COLLATERAL

              No injury to, or loss or destruction of the Collateral or any part thereof shall relieve the Debtor of any of the Secured Obligations.

2.       REPRESENTATIONS AND WARRANTIES OF THE DEBTOR


              The Debtor hereby represents and warrants to the Secured Party that:

         2.1.     TITLE TO COLLATERAL

              The Debtor is the sole owner of, and has good, valid, and marketable title to, its right, title and interest in the Collateral (whether as the outright owner thereof, as a lessee or as a licensee), free from all mortgages, pledges, liens, or encumbrances (each individually an "ENCUMBRANCE" and collectively the "ENCUMBRANCES"), except Permitted Encumbrances, and the Debtor has full right and power to grant the Secured Party a lien thereon and a security interest therein.

         2.2.     PERFECTED SECURITY INTEREST

              This Security Agreement creates a good and valid lien on and security interest in all of the Debtor's right, title and interest in the Collateral. The Debtor will take all actions necessary to ensure that such lien will be perfected as a second priority lien on the Collateral subject only to the rights granted under the Toyo Loan Documents or the Senior Loan Documents, as applicable.

         2.3.     BANKRUPTCY MATTERS

              The Debtor has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, suffered the appointment of a receiver to take possession of all or substantially all of its assets, suffered the attachment or other judicial seizure of all or substantially all of its assets, admitted its inability to pay its debts as they come due, or made an offer of settlement, extension or composition to its creditors generally. The Debtor is not insolvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby or by the Loan Documents.

         2.4.     REPRESENTATIONS AND WARRANTIES UNDER THE LOAN AGREEMENT

              The representations and warranties of the Debtor contained in the Loan Agreement and each of the other Loan Documents are true and correct as of the date hereof to the same extent as if set forth in full herein.

3.       COVENANTS OF THE DEBTOR

         3.1.  GENERAL COVENANTS RELATING TO COLLATERAL

              Until all of the Secured Obligations have been paid and performed in full, the Debtor hereby covenants that, unless the Secured Party otherwise consents in advance in writing:

               3.1.1.   COLLATERAL.

              The Debtor shall (a) execute and deliver any and all documents necessary or, in the Secured Party's reasonable judgment, desirable to create, perfect, preserve, validate or otherwise protect the Secured Party's lien on and security interest in the Collateral and the priority thereof, (b) maintain at all times the Secured Party's lien on and security interest in the Collateral and the priority thereof, (c) promptly upon learning thereof, report to the Secured Party any matters that might materially and adversely affect the value or enforceability or collectibility of any of the Collateral, (d) defend the Collateral and the Secured Party's interests therein against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party and pay all costs and expenses (including, without limitation, reasonable attorneys' fees and charges) incurred in connection with such defense, (e) at the Debtor's sole cost and expense, settle any and all such claims and disputes and indemnify and protect the Secured Party against any liability, loss, cost or expense (including, without limitation, reasonable attorneys' fees and charges), arising therefrom or out of any matter affecting any of the Collateral (provided, however, if the Secured Party shall so elect after the occurrence and during the continuation of an Event of Default hereunder, the Secured Party shall have the right at all times to settle, compromise, adjust or liquidate all claims or disputes directly with any debtor or other obligor of the Debtor upon such terms and conditions as the Secured Party reasonably deems advisable, and to charge all costs and expenses thereof (including, without limitation, reasonable attorneys' fees and charges) to the Debtor's account and to add them to the Secured Obligations, whereupon such costs and expenses shall be and become part of the Secured Obligations).

               3.1.2.   NO CHANGE IN PLACES OF BUSINESS OR COLLATERAL.

              The Debtor shall (a) maintain its place of business and its principal office only at the address set forth in the preamble to this Agreement or the address of the Hotel, or in such other places as the Debtor may select, provided that the Debtor shall provide to the Secured Party at least thirty (30) days' prior written notice of any changes in or additions to the locations of the Debtor's places of business or of the Debtor's principal office and shall make all filings in the applicable jurisdictions necessary to maintain the Secured Party's lien on and security interest in the Collateral and the priority thereof in connection with any such changes or additions, (b) keep, store and maintain the Collateral only at the Hotel, (c) and keep and maintain the records and books of account relating to the Collateral only at the Debtor's principal office or at the Hotel.

               3.1.3.   NO IMPAIRMENT.

              The Debtor shall not take or permit to be taken any action in connection with the Collateral which would impair in any material respect the value of the interests or rights of the Debtor therein or which would impair the interests or rights of the Secured Party therein or with respect thereto.

         3.2.     AFFIRMATIVE COVENANTS

              Until all Secured Obligations have been paid and performed in full, the Debtor hereby covenants and agrees that it shall, unless the Secured Party otherwise consents in advance in writing:

                  3.2.1.   INSURANCE.

              Maintain and keep in full force and effect insurance in such amounts, with such companies and covering such risks as are required under the Loan Agreement and the Mortgage. The Secured Party shall be named as an additional insured or loss payee, as applicable, with the Debtor on all policies insuring the Collateral or any part thereof, as its interests may appear, and the Debtor hereby assigns to the Secured Party all monies payable under such insurance after the occurrence and during the continuation of an Event of Default. The Debtor directs all insurers of the Collateral to make payment directly to the Secured Party if an Event of Default has occurred and is continuing.

                  3.2.2.   PERFORMANCE OF CONTRACTUAL OBLIGATIONS.

              Perform in accordance with its terms and conditions, and comply with all provisions of, each security issued by the Debtor and each indenture, note, lease, commitment, or other agreement, contract, instrument or undertaking to which the Debtor is a party or by which it or any of its property is bound.

         3.3.     NEGATIVE COVENANTS

              Until all Secured Obligations have been paid and/or performed in full, the Debtor hereby covenants and agrees that it shall not, unless the Secured Party otherwise consents in advance in writing:

                  3.3.1.   ENCUMBRANCES.

              Create, incur, assume or suffer to exist any Encumbrance upon any of its properties, assets or revenues, whether now owned or hereafter acquired, except: (i) Encumbrances securing the Toyo Loan; (ii) Encumbrances securing the Senior Loan; (i) Encumbrances for taxes not yet due and payable or taxes which are being contested in good faith and by proper proceedings if adequate reserves with respect thereto are maintained on the books of the Debtor in accordance with an accrual basis of accounting; (ii) Encumbrances created under this Security Agreement; and (iii) other Encumbrances securing purchase money financing or equipment leases covering property with an aggregate value not exceeding Two Hundred Thousand and No/100 Dollars ($200,000) (collectively "PERMITTED ENCUMBRANCES").

                  3.3.2.   SALE OF ASSETS.

              Sell, lease, assign, pledge, transfer or otherwise dispose of any of its assets (including, without limitation, the Collateral), whether now owned or hereafter acquired, except in the ordinary course of business.

                  3.3.3.   OTHER AGREEMENTS.

              Enter into any commitment, agreement, or undertaking containing any provision which would be violated or breached by the Debtor's performance of any of its obligations hereunder or any related agreement.

4.       EVENTS OF DEFAULT

              For purposes of this Security Agreement, the term "EVENT OF DEFAULT" shall mean the occurrence of any one or more of the following events:

         4.1.     REPRESENTATIONS AND WARRANTIES

              Any representation or warranty made by or on behalf of the Debtor in this Security Agreement shall prove to have been incorrect or breached in any material respect on or as of any date made or deemed made, which failure remains uncured for a period of thirty (30) days after the receipt of written notice of such failure; provided, however, that it shall not be an Event of Default if
              --------  -------
such failure is curable but is not reasonably susceptible of being cured within such 30-day period but the Debtor promptly commences attempts to cure within such 30-day period and thereafter diligently pursues such cure to completion; or

         4.2.     MATERIAL BREACH OF COVENANT

              Failure by the Debtor to perform or comply in any material respect with any non-monetary term, covenant or condition imposed in this Security Agreement, (a) which failure remains uncured for a period of thirty (30) days after receipt of written notice of such failure, or (b) in the case of any failure or breach of covenant relating to the maintenance of insurance as provided herein, which failure remains uncured for a period of ten (10) days after receipt of written notice of such failure; provided, however, that, in the
                                                 --------  -------
case of clause (a), it shall not be an Event of Default if such failure is curable but it is not reasonably susceptible of being cured within such 30-day period but the Debtor promptly commences to cure within such 30-day period and thereafter diligently pursues such cure to completion; or

         4.3. EVENT OF DEFAULT UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS

              An Event of Default under the Loan Agreement, the Mortgage or any other Loan Document shall occur.

5.       RIGHTS AND REMEDIES OF SECURED PARTY

        5.1.     MISCELLANEOUS RIGHTS OF THE SECURED PARTY

              Upon the occurrence and during the continuation of any Event of Default hereunder, the Secured Party shall have the right (a) to declare all of the monetary Secured Obligations to be immediately due and payable, whereupon all such Secured Obligations shall become immediately due and payable without presentment, demand, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by the Debtor, anything contained herein to the contrary notwithstanding; (b) to exercise any one or more of the rights and remedies exercisable by the Secured Party under any other provisions of this Security Agreement, or any other related agreement or exercisable by a secured party under the U.C.C. or under any other applicable law; and (c) to exercise, in the name of the Debtor or in the name of the Secured Party, such rights and powers with respect to the Collateral as the Debtor might exercise, including, without limitation, the right to:

          (i) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral or any part thereof;

          (ii) insure, process, and preserve the Collateral;

          (iii) transfer the Collateral or any part thereof to the name of the Secured Party or to the name of the Secured Party's nominee;

          (iv) receive, open, and dispose of mail addressed to the Debtor relating to the Collateral;

          (v) collect and endorse, receive, and give receipts for all dividends, interest, rent, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral or on account of its sale or lease;

          (vi) initiate, pursue, compromise, settle or withdraw any claims, suits or proceedings pertaining to the Collateral or to any dividend, interest, rent or other payment on or on account of the Collateral or on account of its sale or lease;

          (vii) take possession of and endorse in the name of the Debtor or in the name of the Secured Party, for the account of the Debtor, any chattel paper, documents or instruments constituting all or any part of the Collateral or received as a dividend, interest, rent or other payment on or on account of the Collateral or on account of its sale or lease;

          (viii) appoint another (who may be an employee, officer or other representative of the Secured Party) to do any of the foregoing on behalf of the Secured Party; and

          (ix) take any other action which the Secured Party deems necessary or desirable to protect or realize upon its security interest in the Collateral, and the Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to take any such action, and said appointment shall create in the Secured Party a power coupled with an interest which shall be irrevocable;

provided, that the Secured Party shall have the option of proceeding, to the
--------
extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property under the Mortgage as an alternative to proceeding in accordance with the provisions of the U.C.C.

        5.2.     RIGHT OF THE SECURED PARTY TO TAKE POSSESSION AND FORECLOSE

              Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right and power to take possession of the Collateral and of any and all books of account and records of the Debtor relating to any of the Collateral, the right to place the Secured Party's representatives upon any premises on which the Collateral or any such books of account or records may be situated with full power to remove the same therefrom, and the right to exclude the Debtor and all persons claiming under the Debtor from any access to the Collateral, and the Secured Party and such representatives are hereby granted the irrevocable license to enter upon such premises for such purpose. The Secured Party may require the Debtor to assemble the Collateral or any part thereof and to make the same (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Debtor and the Secured Party. The Secured Party may render the Collateral unusable without removing the same from the premises on which it may be situated, and may sell the same on the premises of the Debtor if such Collateral or part thereof is situated thereon. The Secured Party may make formal application for the transfer of all of the Debtor's permits, licenses, approvals, agreements, and the like relating to the Collateral or to the Debtor's business to the Secured Party or to any assignee of the Secured Party or to any purchaser of any of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor at least ten (10) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, which notice shall constitute reasonable notice. In addition to exercising the foregoing rights, the Secured Party may, to the extent permitted by law, arrange for and conduct the sale of the Collateral at a public or private sale, as the

Secured Party may elect, which sale may be conducted by an employee or representative of the Secured Party and which sale may, at the Secured Party's election, be made contemporaneously with and as part of any foreclosure or other sale of the Hotel at which such Collateral is located, pursuant to the Mortgage, and any such sale shall be considered or deemed to be a sale made in a commercially reasonable manner. The Secured Party may release, temporarily or otherwise, to the Debtor any item of Collateral of which the Secured Party has taken possession pursuant to any right granted to the Secured Party by this Security Agreement without waiving any rights granted to the Secured Party under this Security Agreement, any Loan Document or any other agreement related hereto or thereto. The Debtor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. Each successor and assign of the Debtor, including a holder of a lien subordinate to the lien created hereby (without implying that Debtor has, except as expressly provided herein, a right to grant an interest in, or a subordinate lien on, any of the Property), by acceptance of its interest or lien agrees that it shall be bound by the above waiver, to the same extent as if such holder gave the waiver itself. The Debtor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay or extension or of redemption after foreclosure now or hereafter in force.

         5.3.     RIGHT OF THE SECURED PARTY TO COLLECT AND SERVICE ACCOUNTS

              Upon the occurrence and during the continuation of any Event of Default, the Secured Party may notify or may require the Debtor to notify any person or entity obligated to the Debtor under any account forming all or any part of the Collateral, whether now existing or hereafter acquired, that the same has been assigned to the Secured Party and that such obligor should make payment or performance of its obligations under such account directly to the Secured Party, and the Secured Party may take possession of and exercise control over all proceeds of any such account in the Debtor's possession or otherwise, and may take any other action which the Secured Party deems necessary or desirable to collect any such account or the proceeds thereof. To evidence the Secured Party's rights hereunder, the Debtor shall, at the Debtor's expense, execute such assignments or endorsements of any such account, or of the proceeds thereof, as the Secured Party may request.

        5.4.     RIGHT OF THE SECURED PARTY TO USE AND OPERATE COLLATERAL

              Upon the Secured Party's taking possession of all or any part of the Collateral, pursuant to any right granted the Secured Party by this Security Agreement or otherwise, the Secured Party shall have the right to hold, store, and/or use, operate, manage, and control the same. Upon any such taking of possession, the Secured Party may (but shall not be obligated to), from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions, and improvements to and of all or any of the Collateral as the Secured Party may deem proper. In any such case the Secured Party shall have the right to exercise all rights and powers of the Debtor in respect of the Collateral or any part thereof as the Secured Party shall deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues, and other income of the same and every part thereof.

        5.5.     APPLICATION OF PROCEEDS

              All dividends, interest, rents, issues, profits, fees, revenues, income, and other proceeds from collecting, holding, managing, renting, selling or otherwise disposing of the Collateral by the Secured Party or any part thereof shall be applied by the Secured Party in such order and manner as the Secured Party may elect.

         5.6.     RIGHT OF THE SECURED PARTY TO APPOINT RECEIVER

              Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall, as a matter of right and without any requirement of notice, to the extent permitted under applicable law, be entitled to appoint a receiver for all of any part of the Property. All disbursements made by the receiver under this SECTION 5.6 and the expenses of receivership shall be added to and be a part of the Secured Obligations, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Security Agreement and shall be due and payable upon demand therefor and thereafter shall bear interest at a rate of 16.5% per annum (the "DEFAULT INTEREST RATE").

         5.7.     REMEDIES CUMULATIVE

              The rights and remedies of the Secured Party under this Security Agreement or any other Security Document are cumulative and shall in no way affect, or deprive the Secured Party of, or be deemed to constitute a waiver by the Secured Party of, any other rights or remedies allowed to the party at law or in equity. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other notice or demand in similar or other circumstances and the exercise of any one remedy shall not impair the Secured Party's right simultaneously or at any time or in any order to exercise any other remedy nor shall the exercise of any remedy in one case impair or otherwise affect the Secured Party's right or ability to exercise such remedy contemporaneously or again in the same case or in any other case.

         5.8.     WAIVER OF RIGHTS

              To the extent permitted under applicable law, the Debtor waives all rights and remedies of a debtor under the U.C.C. or other applicable law, and all formalities prescribed by law relative to the sale or disposition of the Collateral (other than notice of sale) after the occurrence and during the continuation of an Event of Default and all other rights and remedies of the Debtor with respect thereto. In exercising its right to take possession of the Collateral upon the occurrence and during the continuation of an Event of Default hereunder, the Secured Party, personally or by its agents or attorneys, and subject to the rights of any tenant under any lease or sublease of the Property, to the fullest extent permitted by law, may enter upon any part of the Land without being guilty of trespass or any wrongdoing, and without liability for damages thereby occasioned, except damages arising from Secured Party's gross negligence or willful misconduct. In the event the Secured Party elects to proceed with respect to the Collateral, separately from the real property, the Secured Party shall give at least ten (10) days' notice of the sale of the Collateral, which shall for all purposes be deemed to be commercially reasonable.

6.  SENIOR LOAN

         6.1.  EXECUTION OF SENIOR LOAN

              Notwithstanding the provisions of SECTION 3.3.1. hereof, the Debtor shall be permitted to enter into the Senior Loan pursuant to which the Debtor may grant to CII a security interest in and lien on the Collateral which shall be senior to the security interest granted to and the lien created in favor of the Secured Party herein. The Secured Party agrees that upon the closing of the Senior Loan, CII shall be deemed to have a senior security interest in and a first-priority lien on the Collateral and that the granting of such lien to CII to secure the Senior Loan shall not constitute an Event of Default.

         6.2.  EXECUTION OF SUBORDINATION AGREEMENT

              On or prior to date of the closing of the Senior Loan, the Secured Party shall execute a subordination agreement, in form and content reasonably satisfactory to the Secured Party, which shall provide that the Secured Party's rights and interests hereunder shall be subordinated to those granted to CII under the Senior Loan Documents. In the event that any of the rights of the Secured Party arising under this Security Agreement, the Loan Agreement, the Mortgage, the Mortgage Note or any other Loan Documents shall be inconsistent with the Senior Loan Documents or the agreements related thereto, the rights of CII under the Senior Loan Documents shall take priority.

7.    MISCELLANEOUS PROVISIONS

         7.1.  ADDITIONAL ACTIONS AND DOCUMENTS

              The Debtor hereby agrees to take or cause to be taken such further actions, to execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms, and conditions of, and the remedies set forth in this Security Agreement, whether before, at, or after the occurrence of an Event of Default.

         7.2.     EXPENSES

              The Debtor agrees to reimburse and save the Secured Party harmless against liability for the payment of all out-of-pocket expenses arising in connection with the administration or enforcement of, or the preservation or exercise of, any rights (including the right to collect and dispose of the Collateral) under, this Security Agreement, including, without limitation, the reasonable fees and expenses of counsel to the Secured Party arising in such connection, and all such expenses shall be added to the Debtor's obligations secured hereby.

         7.3.     NOTICES

              All notices, requests and demands to or upon the respective parties hereto shall be in writing (except as is otherwise specifically provided in this Agreement) and shall be deemed to have been duly given or made when received (or when delivery thereof is refused by the intended recipient) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, sent by facsimile transmission with confirmation of receipt or delivery, sent by nationally recognized overnight courier, or delivered by hand, addressed or directed as follows (or to such other address or facsimile transmission number as may be hereafter designated in writing by the respective parties hereto):


IF TO THE DEBTOR:   Hanover Marriott Limited Partnership
                            10400 Fernwood Road
                            Bethesda, Maryland  20817
                            Dept. 923
                            Attention:  Law Dept.
                            Fax No.:  (301) 380-6332

                            with a copy to:

                            Hanover Marriott Limited Partnership
                            10400 Fernwood Road
                            Bethesda, Maryland  20817
                            Dept. 908

                            Attention:  Asset Management Dept.
                            Fax No.:  (301) 380-8260


IF TO THE SECURED PARTY:

                            Host Marriott Corporation
                            10400 Fernwood Road
                            Bethesda, Maryland  20817
                            Dept. 908
                            Attention: Law Dept.
                            Fax No.:  (301) 380-8260

                    with a copy to:

                            Host Marriott Corporation
                            10400 Fernwood Road
                            Bethesda, Maryland  20817
                            Dept. 902
                            Attention: Executive Dept.
                            Fax No.:  (301) 380-6332

         7.4.  WAIVER OF RIGHT TO JUDICIAL HEARING; JURY

              THE DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO THE SECURED PARTY UNDER THIS SECURITY AGREEMENT, AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. THE DEBTOR HEREBY COVENANTS AND AGREES NOT TO ELECT TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHTS TO TRIAL BY JURY TO THE FULL EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THE DEBTOR'S WAIVERS, COVENANTS AND AGREEMENTS UNDER THIS SECTION 7.4 HAVE BEEN MADE VOLUNTARILY AND KNOWINGLY AND AFTER THE DEBTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE OF SUCH RIGHTS AND AS TO THE DEBTOR'S POSSIBLE ALTERNATIVE RIGHTS.



         7.5.     RELEASE AND SATISFACTION

              Upon the payment and performance in full of the Secured Obligations, (i) the security interest created hereby shall terminate, (ii) this Security Agreement shall terminate and (iii) upon written request of the Debtor, the Secured Party shall execute and deliver to the Debtor, at the Debtor's expense, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security, and the Debtor shall deliver to the Secured Party a general release of all of the Secured Party's liabilities and obligations under all Loan Documents and an acknowledgment that the same have been terminated.

         7.6.     BENEFIT

              This Security Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, legal representatives and assigns.

         7.7. MODIFICATION; DISCHARGE; AND WAIVER

              No amendment, modification or discharge of this Security Agreement or waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.

         7.8.     PRONOUNS

              All pronouns and any variations thereof in this Security Agreement shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or entity may require.

         7.9.     HEADINGS

              Section and subsection headings contained in this Security Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Security Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         7.10.    GOVERNING LAW

              This Security Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland (but not including the choice of law rules thereof).

         7.11.    FILING

              A photographic or other copy of this Security Agreement may be filed in lieu of a financing statement.

8.       DEFINITIONS

         8.1.  DEFINED TERMS

               The following terms, as used herein, shall have the following respective meanings (and capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement):

               "AWARDS" shall have the meaning ascribed to it in the Mortgage.

               "CII" shall mean CIGNA Investments, Inc., a [Connecticut] corporation.

               "COLLATERAL" shall have the meaning set forth in SECTION 1.1 hereof. References herein to "COLLATERAL" shall mean all or any part thereof.

               "DEFAULT INTEREST RATE" shall have the meaning ascribed to it in
Section 5.6 hereof.

               "ENCUMBRANCE" shall have the meaning set forth in SECTION 2.1 hereof.

               "EVENT OF DEFAULT" shall have the meaning set forth in ARTICLE 4 hereof.

               "FIXTURES" shall have the meaning set forth in SECTION 1.1(1) hereof.

               "HOTEL" shall have the meaning set forth in the recitals hereof.

               "INSURANCE PROCEEDS" shall have the meaning ascribed to it in the Mortgage.

                "LEASES AND CONTRACTS" shall have the meaning set forth in
SECTION 1.1(4) hereof.

                "LOAN AGREEMENT" means that certain Loan Agreement dated as of the date hereof by and between the Secured Party, as "Lender," and the Debtor, as "Borrower."

                "LOAN DOCUMENTS" shall have the meaning ascribed to it in the Loan Agreement.

                "MANAGEMENT AGREEMENT" shall have the meaning ascribed to it in the Loan Agreement.

                "MORTGAGE" shall have the meaning ascribed to it in the Loan Agreement.

                "MORTGAGE NOTE" has the meaning ascribed to it in the recitals to this Security Agreement.

                "PERMITTED ENCUMBRANCES" shall have the meaning set forth in
SECTION 3.3.1 hereof.

                "PROPERTY" shall have the meaning ascribed to it in the Mortgage.

                "RENT AND REVENUES" shall have the meaning set forth in SECTION 1.1(4) hereof.

                "SECURED OBLIGATIONS" shall have the meaning set forth in
SECTION 1.1 hereof.

                "SECURITY DOCUMENTS" shall have the meaning ascribed to it in
SECTION 1.1 hereof.


                "SENIOR LOAN" shall have the meaning ascribed to it in the Loan Agreement..

                "SENIOR LOAN DOCUMENTS" shall have the meaning ascribed to it in the Loan Agreement.

                "TAKING" shall have the meaning ascribed to it in the Mortgage.

                "TITLE INSURANCE POLICY" shall have the meaning ascribed to it in the Mortgage.

                "TOYO LOAN" shall have the meaning ascribed to it in the Loan Agreement.

                "TOYO LOAN DOCUMENTS" shall have the meaning ascribed to it in the Loan Agreement.

                "U.C.C." means the Uniform Commercial Code as in effect from time to time in the States of Maryland and New Jersey.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

                               DEBTOR:

                               HANOVER MARRIOTT LIMITED
                                PARTNERSHIP, a Delaware limited
                                partnership

                               By:  Marriott Hanover Hotel Corporation,
                                       general partner

ATTEST:


By:                                  By: P.K. Brady
    ----------------------------         ---------------------------------
Its:                                     Patricia K. Brady,
     ----------------------------        Vice President
[SEAL]



                               SECURED PARTY:

                               HOST MARRIOTT CORPORATION,
                                a Delaware corporation


ATTEST:


By:                                  By:   W. Edward Walter
    ----------------------------           ---------------------------------
Its:                                     W. Edward Walter,
     ----------------------------        Senior Vice President
[SEAL]